Investor Presentation Third Quarter 2008 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage;
operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;

Special Note Regarding Forward-Looking Statements
(cont.)
increased competition in our markets; declining prices for our services; changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel ("Sprint"); a potential increase in the roaming rates we pay; wireless handset subsidy costs;
the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments including developments that could negatively affect our revenues from network access charges and the universal service fund; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our capital requirements; governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential for patent and other intellectual property right infringement claims; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our largest stockholder, Quadrangle; our ability to pay dividends;
provisions in our charter documents and Delaware law; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports on Forms 10-K.

Company Overview

Company Overview
Leading provider of wireless and wireline communications services in Virginia and West
Virginia
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Leverage brand
•
Leverage common cost
Exclusive strategic wholesale Sprint agreement through July 2015
Wireless revenue 5-year CAGR of 17%
Wireline business includes RLECs with strong Adjusted EBITDA margins and CLECs with double digit strategic product revenue growth
Capital commitments, including network upgrade to EVDO technology and planned 15-18%
growth in cell sites, to fuel continued revenue growth
Growing Free Cash Flow and continued growth in cash dividends

PA
MD
OH
WV
KY
TN
NC
VA
Charleston
Huntington
Charlottesville
Richmond
Lynchburg
Roanoke
Newport
News
Hampton
Norfolk
Portsmouth
Virginia Beach
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

Regionally-Focused Service Provider
($ in millions)
(1) As of September 30, 2008 or for the twelve months ended September 30, 2008
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on September 30, 2007 and September 30, 2008
(3) Refer to Form 10-Q for the period ended September 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1,
2008
•
Average of 23.0 MHz of spectrum
•
5.2 million covered POPs
•
427K
(1)
retail subscribers (YoY increase of 8%)
•
Wholesale revenues (primarily Sprint Nextel
agreement) increased 10% YoY to
$102million
•
10% YoY Revenue growth
(3)
•
15% YoY Adjusted EBITDA growth
•
40% YTD Adjusted EBITDA margin
Wireless ($403 Revenue / $157 Adj. EBITDA)
(1) (2)

Regionally-Focused Service Provider
($ in millions)
(1) As of September 30, 2008 or for the twelve months ended September 30, 2008.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on September 30, 2007 and September 30, 2008.
•
42K RLEC lines, 97% DSL coverage
•
50K CLEC lines, 98% commercial or institutional
•
22K broadband connections
•
2% YoY Revenue growth
•
56% YTD Adjusted EBITDA margin
Wireline ($123 Revenue / $68 Adj. EBITDA)
(1) (2)

$87
$121
$147
$172
$203
$226
28%
35%
37%
39%
41%
42%
0
50
100
150
200
$250
2003 2004 2005 2006 2007 2008G
8
$536
$500
$440
$392
$343
$309
0
100
200
300
400
500
$600
2003 2004 2005 2006 2007 2008G
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
(1) (2)
(1) Based on Midpoint of guidance range of $531 million to $540 million               (2) Based on Midpoint of guidance range of $224 million to $228 million
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2003 to 2007.

$153
$171
41%
43%
0
50
100
150
$200
9 Mo 2007 9 Mo 2008
$372
$399
0
100
200
300
400
$500
9 Mo 2007 9 Mo 2008
9
YTD 2008 Over YTD 2007 Growth
($ in millions)
Total Revenue
(1)
Total Adjusted EBITDA/Margin %
Strong financial performance
(1) Refer to Form 10-Q for the period ended September 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1,
2008

nTelos
CDMA
Network
Sprint
Together with NEXTEL
Virgin
mobile

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
nTelos Retail Branded Strategy Wholesale MVNO Strategy
Cable
Partnerships
nTelos Nation
nTelos Unlimited
nTelos
In Advance

$33
$66
$90
$112
$142
$164
17%
28%
32%
35%
38%
40%
0
30
60
90
120
150
$180
2003 2004 2005 2006 2007 2008G
11
$167
$183
$217
$244
$282
$33
$52
$63
$78
$96
$412
$200
$235
$280
$322
$378
0
100
200
300
$400
2003 2004 2005 2006 2007 2008G
Retail   Wholesale
(1)
Revenue
(3)
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $409 million to $415 million
(2) Based on Midpoint of guidance range of $163 million to $165 million
(3) Refer to Form 10-Q for the period ended September 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

$108
$123
38%
40%
0
50
100
$150
9 Mo 2007 9 Mo 2008
$209
$229
$72
$78
$281
$307
0
100
200
300
$400
9 Mo 2007 9 Mo 2008
Retail  Wholesale
12
Revenue
(1)
YTD 2008 over YTD 2007 Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-Q for the period ended September 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
83 branded retail locations (1 new store planned in 4    Qtr 2008)
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance – New resale agreement through July 2015
Improves economics for NTELOS national plans
Recent discretionary capital investment drives enhanced wireless performance and reflects commitment to continued revenue growth
Improvements in coverage and quality
Planned EVDO network upgrade for all markets – incremental CAPEX over 2007-2009 of approximately
$65 million
Approximately 70% of cell sites upgraded to EV-DO Rev. A by year end 2008
Enhanced high speed data capabilities from planned network upgrade
15-18% growth in cell sites in 2008
Focus on higher value rate plans
Emphasis on Postpay and nAdvance spending limit plans
Expansion of data products and services
th

$51.87
$48.27
$4.12
$7.26
$55.99
$55.53
0
35
$70
9 Mo 2007 9 Mo 2008
357
396
427
250
300
350
400
450
9/30
2006
9/30
2007
9/30
2008
14
Successful Growth in Subscribers and ARPU
Retail ARPU
(2)
NTELOS Branded Subscribers (000s)
(1),(3)
(1) Refer to Form 10-Q for the period ended September 30, 2008 for explanation of change in reporting of data services and data ARPU
(2) Refer to Form 10-Q for the period ended September 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
(3) Proforma for this change, total ARPU was $53.67 and $54.78 for the 9 months ended September 30, 2007 and September 30, 2008 respectively
Data
(3)

NTELOS’ Retail Products Target Local Customers
Contribution
•
Long Distance, Roaming, Features
•
1- or 2-Year Service Contract
•
Allows Shared Lines
•
Nationwide Roaming options
•
Postpay-Like Plans with Unlimited or Buckets
of Minutes with 1-or 2-year Service
Agreement required
•
Competitive Cost of Entry
•
Long Distance, Roaming, Features available
•
Traditional “Pay-As-You-Go” Prepay with No
Service Agreement
Description Products
Postpay
Prepay
71% of Total Subs
$57.00 YTD ARPU
29% of Total Subs
$52.06 YTD ARPU

Retail Locations
90
80
70
60
50
40
30
20
10
0
83
62
58
45
42
20
30
33
18
18
26
20
12
26
6
6
33
9
12
21
19
NTELOS
Sprint Nextel
AT&T
Verizon Wireless
Alltel
T-Mobile
VAE
VAW
WVA

Churn %

$347 $349
2.8%
2.8%
1.8%
1.9%
0
2
4
6
8%
0
100
200
300
$400
9 Mo 2007 9 Mo 2008
16
Direct Distribution Model Improves Customer
Satisfaction
CPGA
Total Churn
Postpay Churn
Extensive Retail Presence
(1)
CPGA ($)/Churn (%)-YTD
(1) As of January 2008 for all competitors; As of September 30, 2008 for nTelos

nTelos

T-Mobile
alltel
nTelos
U.S. Cellular
at&t
Sprint
Together with NEXTEL
verizon wireless

17 Unique Competitive Position Value National Full Range Comparative Regional Geographic Coverage Price Position NTELOS has the best regional coverage and offers the best value.

$33
$52
$63
$78
$96
$72
$78
0
40
80
$120
2003 2004 2005 2006 2007 9 Mo
2007
9 Mo
2008
18
Wireless Total Wholesale Revenue
Strategic Network Alliance Leverages NTELOS Network
•
Sprint Nextel acquired 97K Horizon
subscribers in June 2004
•
Sprint Nextel Strategic Network
Alliance extended through at least
July 2015
•
$9 million monthly minimum revenue
guarantee;  Current monthly billings
exceed minimum
•
Benefits from Sprint Nextel migration
to CDMA
•
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.
’

Summary of Terms for Revised Sprint Nextel Contract
•
Agreement extended 4 years through July 2015
•
No overbuild could be commenced until last 18 months
•
Exclusivity for all wireless services utilizing CDMA technology
•
Minimum Sprint Nextel revenue commitment of $8 million/month; $9 million/month commencing in November 2008 as
NTELOS has now deployed EVDO to 98% of cell sites in resale region.
•
Separate rate structure for services:
•
“Home” voice pricing tiers reset semi-annually based on 60.0% of change in Sprint’s retail voice revenue yield
•
“Travel” voice rate reset semi-annually based on 90.0% of Sprint’s retail voice revenue yield
•
“Home” data rate is 60.0% of Sprint national 3G and EVDO data yield, reset quarterly, times Average Sprint CDMA
Subs in NTELOS region
•
“Travel” data rate based on schedule through July 1, 2009; reset quarterly thereafter based on 90.0% of Sprint’s
3G and EVDO data yield
•
Rates tied to Sprint revenue yield incentivizes continued Sprint growth in Home markets and migration of iDEN customer base onto EVDO network
•
Reciprocal voice and data roaming rates
•
EVDO upgrade requirements completed in October 2008 ahead of schedule.  All contractual build obligations have been met.

EV-DO Timeline
98% of Wholesale Sites Upgraded  as of October, 2008
1 Actual and Forecasted EV-DO Deployment is an estimate based on sites currently active, additional existing sites to be activated by mid-year 2009 and additional new sites to be built by year-end 2009.
Market
Wholesale
Market
In-Service
Date
EV-DO Deployed
as of 10/31/08
Actual and Forecasted
EV-DO Deployment
(through 2Q09)
Huntington, WV Q108 43 43
Charlottesville
Staunton/Waynesboro, VA
Q208 107 117
Lynchburg, VA
Charleston, WV
Q2-Q308 142 143
Roanoke, VA Q308 128 142
Morgantown/Fairmont/
Clarksburg, WV
Q308 89 95
Beckley/Bluefield, WV Q408 49 55
Martinsville/Danville, VA Q408 47 47
Richmond / Norfolk, VA Phase I Q408 0 199
Harrisonburg, VA Q109 0 26
Richmond / Norfolk, VA  Phase II Q209 0 176
Total 605 1,043
1

Pittsburgh
PA
OH
MD
Morgantown
Clarksburg
Winchester
Washington DC
Point Pleasant
WV
Ashland
Huntington
Charleston
Harrisonburg
Staunton
Charlottesville
Logan
Lewisburg
Clifton Forge
Waynesboro
Covington
Lexington
Beckley
KY
Troutville
Lynchburg
Richmond
Bluefield
Blacksburg
Roanoke
Radford
Salem
Rocky Mount
Farmville
Christiansburg
Wytheville
Abingdon
South Boston
Danville
Martinsville
VA
TN
NC
Greensboro
CLEC & Internet
ILEC
Exisiting nTelos Fiber Network
Future nTelos Fiber Network
Affiliate Network
Point of Presence
06-05-08

Greensboro, NC
To Carlisle, PA
(1) As of September 30, 2008 or for the year ended September 30, 2008.
($ in millions)
Established, Stable Wireline Business
RLEC  ($60 Revenue / $44 Adj. EBITDA)
(1)
Competitive
($63 Revenues / $25 Adj. EBITDA)
(1)
•
49,856 CLEC access lines (YoY 3%
increase)
•
Revenue growth YoY was 8%
•
40% YTD Adjusted EBITDA margin
•
Strategic revenue growth of 18% YTD
•
2,130 mile fiber-optic network
•
Broadband connections up 12% from
third quarter 2007.
•
41,989 RLEC access lines (YoY 5%
decline)
•
Adjusted EBITDA declined 4% YoY
•
Broadband penetration at 44%
•
IPTV Launched in Q307; 20% penetration
•
74% YTD Adjusted EBITDA margin

$54
$56
$57
$61
$61
$30
$33
$37
$41
$47
$21
$18
$17
$15
$14
0
50
100
$150
2003 2004 2005 2006 2007 2008G
$105
$107
$111
$117
$123
$122
$58
$59
$62
$65
$65
$67
56% 56% 56%
56%
54%
55%
0
20
40
60
$80
2003 2004 2005 2006 2007 2008G
22
Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1)
(1) Based on Midpoint of guidance range of $121 million to $124 million
(2) Based on Midpoint of guidance range of $66 million to $68 million
(2)
RLEC
Competitive -
Strategic
Competitive -
Other
Competitive -Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.

$46
$44
$33
$39
$12
$9
$91
$92
0
25
50
75
100
$125
9 Mo 2007 9 Mo 2008
23
Adjusted EBITDA/Margin% Revenue
YTD 2008 over YTD 2007 Strong, Stable Cash Flow
($ in millions)
RLEC
Competitive –
Other
Competitive-
Strategic
$49
$52
54%
56%
0
20
40
$60
9 Mo 2007 9 Mo 2008

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Verizon, Qwest, US Cellular, Verizon
Wireless
Limited Voice
Competition
in RLEC
Region
DSL in 97% of footprint
Rapid Cable
(to be acquired by Shenandoah Telecommunications) offers
only broadband service in Alleghany County
Comcast offers broadband service in Augusta and Botetourt
Counties and recently launched voice in Augusta County
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Embarq
CLEC competition mainly from Level 3 and One Communications
Majority of CLEC customers are subject to multi-year agreements

Financial Overview

Wireless   Wireline   Other
$412
$235
$200
$378
$322
$280
$123
$122
$117
$111
$105
$107
0
100
200
300
400
500
$600
2003 2004 2005 2006 2007 2008G
Wireless CAGR =  17%
Wireline CAGR  =   4%
$500
$440
$392
$343
$309
$536
26
Wireless Drives Revenue Growth
Total Revenue
(2)
($ in millions)
YTD Revenue
(2)
(1) Based on Midpoint of guidance range for Consolidated Revenue of $531 million to $540 million
(2) Refer to Form 10-Q for the period ended September 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
(1)
$281
$307
$91
$92
0
100
200
300
400
$500
9 Mo 2007 9 Mo 2008
$372
$399

Wireless   Wireline   Other
$108
$123
$49
$52
$153
$171
- 5
25
55
85
115
145
$175
9 Mo 2007 9 Mo 2008
$33
$66
$90
$112
$142
$164
$58
$59
$62
$65
$65
$67
$87
$121
$147
$172
$203
(10)
70
150
$230
2003 2004 2005 2006 2007 2008G
Wireless CAGR =  44%
Wireline CAGR  =  3%
$226
27
YTD Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $224 million to $228 million
(1)

$37
$36
$41
$32
$37
$35
$17 $19
$20
$21
$25
$26
$5
$5
$8
$6
$7
$13
$20
$28
$41
$60
0
50
100
$150
2003 2004 2005 2006 2007 2008G
$89
$60
$59
$87
$110
$134
$29
$61
$58
$86
$93
$92
0
25
50
75
100
$125
2003 2004 2005 2006 2007 2008G
28
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(1)
(1)  Based on midpoint of guidance ranges
(1)
Wireless   Wireline
Other
Discretionary, Incremental EVDO Investment
& Strategic Fiber Builds

Cash Flows Guidance
($ in millions)
2008G
(1)
Adjusted EBITDA $ 226
Less Capex 134
Adjusted EBITDA less CAPEX $ 92
Less:
Cash Interest, net of interest income 33
Cash Taxes 16
Cash Dividends 35
Scheduled 2008 Debt Payments 6
Cash Flows, net
(2)
$          2
Cash on Hand at December 31, 2007 $        53
Cash on Hand at September 30, 2008 $        67
(1)
Based on midpoint of guidance ranges
(2)
Before adjustments for changes in working capital

Capitalization
($ in millions)
12/31/2006 12/31/2007 9/30/2008
Year Year LTM
Adjusted EBITDA
$           172.5 $         203.0 $         220.2
Cash and cash equivalents $             44.2 $          53.5 $          67.4
1st lien senior secured credit facility $           625.2 $         612.9 $         608.0
Capital leases 1.3 1.3 1.4
Total Debt $           626.5 $         614.2 $         609.4
Total Debt Leverage Ratio 3.63x 3.03x 2.77x
Net Debt
(total debt less cash and cash equivalents)
$           582.3 $         560.7 $         542.0
Net Debt Leverage Ratio 3.38x 2.76x 2.46x

Quarterly Cash Dividend
$0.15 per share paid on July 12, 2007 ($6.3 million) and on October 11, 2007
($6.3 million)
$0.21 per share, a 40% increase, paid on January 10, 2008, April 11, 2008,
July 11, 2008  and October 10, 2008 ($8.8 million per quarter)
$0.26 per share, a 24% increase, declared on November 4, 2008 to be paid on
January 12, 2009 to stockholders of record on December 19, 2008
Common Stock Ownership as of September 30, 2008
Shares in millions % of Total
Quadrangle Entities 11.3 26.9%
NTELOS Named Executive Officers 0.8 1.8%
Public and Other 30.1 71.3%
Total Common Stock 42.2 100.0%

Summary
•
Consistently Strong Financial Performance
•
Numerous Catalysts for Sustainable Growth
•
Focused on Long-term Free Cash Flow Growth
•
Diversified Business Model
•
High Growth Wireless Business
•
Expanding retail subscriber base, Data Revenue Growth
•
Growing high-margin wholesale revenue under new agreement
•
Strong Performing Regional Wireline Business
•
Scalable Systems for Continued Expansion
•
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2003 2004 2005 2006 2007 2007 2008
Consolidated
Operating Income $14 $55 $53 $61 $100 $81 $88
Depreciation and Amortization 70 65 83 85 97 68 79
Capital and Operational Restructing
Charges 2 1 15 - - - -
Accretion of Asset Retirement Obligations 1 - 1 1 1 1 1
Advisory Termination Fees - - - 13 - - -
Gain on Sale of Assets - - (9) - - - -
Secondary Offering Costs - - - - 1 - -
Non-cash Compensation Charge - - 4 13 4 3 2
Voluntary Early Retirement Plan Charge - - - - - - 1
Adjusted EBITDA $87 $121 $147 $172 $203 $153 $171
9 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2003 2004 2005 2006 2007 2007 2008
Wireless
Operating Income (loss) ($15) $21 $32 $53 $71 $60 $64
Depreciation and Amortization 47 44 57 58 70 47 58
Accretion of Asset Retirement Obligations 1 1 1 1 1 1 1
Adjusted EBITDA $33 $66 $90 $112 $142 $108 $123
Wireline
Operating Income $37 $39 $36 $39 $38 $29 $31
Depreciation and Amortization 21 20 25 26 27 20 20
Voluntary Early Retirement Plan Charge - - - - - - 1
Adjusted EBITDA $58 $59 $61 $65 $65 $49 $52
9 months ended

ARPU
(1)
Reconciliation
($ in thousands, except for subscribers and ARPU data)
Three Months Ended:
9/30/2007 9/30/2008
Nine Months Ended:
9/30/2007 9/30/2008
(1) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Average Revenue per Handset/Unit (ARPU)
Operating Revenues 126,931 135,985 $                   372,476 $                      399,249 $
Less: Wireline and other operating revenue (30,779) (31,180) (91,239) (92,371)
Wireless communications revenue
96,152 104,805 281,237 306,878
Less: Equipment revenue from sales to new customers (2,892) (1,665) (10,540) (9,196)
Less: Equipment revenue from sales to existing customers (1,863) (4,131) (5,476) (8,710)
Less: Wholesale revenue (24,339) (28,218) (71,591) (77,795)
Plus: Other revenues, eliminations and adjustments (471) (290) 467 (452)
Wireless gross subscriber revenue
66,587 $                    70,501 $                     194,097 $                      210,725 $
Less:  Paid in advance subscriber revenue (17,899) (18,526) (52,782) (58,867)
Less: adjustments 386 313 (471) 174
Wireless gross postpay subscriber revenue
49,074 $                    52,288 $                     140,844 $                      152,032 $
Average subscribers 393,779 426,552 385,180 421,637
Total ARPU 56.37 $                      55.09 $                       55.99 $                          55.53 $
Average postpay subscribers 283,746 301,264 276,888 296,359
Postpay ARPU 57.65 $                      57.85 $                       56.52 $                          57.00 $
Wireless gross subscriber revenue
66,587 $                    70,501 $                     194,097 $                      210,725 $
Less: Wireless voice and other feature revenue (61,087) (60,871) (179,809) (183,179)
Wireless data revenue
5,500 $                      9,630 $                       14,288 $                        27,546 $
Average subscribers 393,779 426,552 385,180 421,637
Total Data ARPU
4.66 $                        7.53 $                         4.12 $                            7.26 $
Wireless gross postpay subscriber revenue 49,074 $                    52,288 $                     140,844 $                      152,032 $
Less: Wireless postpay voice and other feature revenue (44,475) (45,119) (128,996) (132,868)
Wireless postpay data revenue
4,599 $                      7,169 $                       11,848 $                        19,164 $
Average postpay subscribers 283,746 301,264 276,888 296,359
Postpay data ARPU
5.40 $                        7.93 $                         4.75 $                            7.18 $

CPGA Reconciliation
($ in thousands, except for subscribers and CPGA data)
Three Months Ended:
9/30/2007 9/30/2008
Nine Months Ended:
9/30/2007 9/30/2008
Cost of sales and services
39,972 $            44,264 $            119,240 $          127,081 $
Less: Maintenance and support (20,598) (23,397) (62,148) (66,938)
Cost of wireless sales 19,374 20,867 57,092 60,143
Less: access, roaming, and other cost of sales (12,870) (12,329) (35,677) (37,044)
Merchandise cost of sales 6,504 $              8,538 $              21,415 $            23,099 $
Total customer operations
27,221 $            27,066 $            79,081 $            80,015 $
Less: Wireline and other segment expenses (4,279) (4,171) (12,418) (12,104)
Less: Wireless customer care, billing, bad debt and other expenses (12,220) (14,302) (33,167) (38,335)
Sales and marketing 10,722 $            8,593 $              33,496 $            29,576 $
Merchandise cost of sales 6,504 $              8,538 $              21,415 $            23,099 $
Sales and marketing 10,722 8,593 33,496 29,576
Less: Merchandise sales (3,016) (1,719) (10,746) (9,109)
Total CPGA costs 14,210 $            15,412 $            44,165 $            43,566 $
Gross subscriber additions 40,788 41,322 127,304 124,834
CPGA 348 $                  373 $                  347 $                  349 $

CCPU
(1)
Reconciliation
($ in thousands, except for subscribers and CCPU data)
Three Months Ended:
9/30/2007 9/30/2008
Nine Months Ended:
9/30/2007 9/30/2008
(1) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Cost of Sales and services 39,972 $            44,264 $            119,240 $          127,081 $
Less Cost of wireless sales (19,374) (20,867) (57,092) (60,143)
Maintenance and support 20,598 $            23,397 $            62,148 $            66,938 $
Less: Wireline and other segment expenses (9,537) (9,915) (28,719) (28,735)
Wireless maintenance and support 11,061 $            13,482 $            33,429 $            38,203 $
Corporate operations
8,503 $              7,794 $              24,511 $            24,797 $
Less: Wireline, other segment, and corporate expenses (2,958) (1,694) (8,545) (6,895)
Wireless corporate operations 5,545 $              6,100 $              15,966 $            17,902 $
Wireless maintenance and support 11,061 $            13,482 $            33,429 $            38,203 $
Wireless corporate operations 5,545 6,100 15,966 17,902
Wireless customer care, billing, bad debt and other expenses 12,220 14,302 33,167 38,335
Wireless access, roaming, and other cost of sales 12,870 12,329 35,677 37,044
Equipment revenue from sales to existing customers (1,863) (4,131) (5,476) (8,710)
Total CCPU costs 39,833 $            42,082 $            112,763 $          122,774 $
Average subscribers 393,779 426,552 385,180 421,637
CCPU 33.72 $              32.89 $              32.53 $              32.35 $

Summary of Operating Results
($ in thousands)
Three Months Ended:
Nine Months Ended:
September 30, 2007 September 30, 2008 September 30, 2007 September 30, 2008
Operating Revenues
Wireless PCS Operations
96,152 $                  104,805 $               281,237 $                 306,878 $
Subscriber Revenues 66,687 70,473 192,794
210,240
Wholesale/Roaming Revenues, net 24,339 28,218 71,590 77,795
Equipment Revenues 4,755 5,796 16,016 17,906
Other Revenues 371 318 837
937
Wireline Operations
RLEC 15,264 15,078 46,103 44,435
Competitive Wireline 15,337 15,979 44,589 47,515
Wireline Total 30,601 31,057 90,692 91,950
Other 178 123 547 421
-
126,931 $               135,985 $               372,476 $                399,249 $
Operating Expenses
Wireless PCS Operations 58,921 $                  63,285 $                  173,150 $                 183,992 $
Cost of Sales and Services
Cost of Sales - Equipment 6,504 8,537 21,415 23,098
Cost of Sales - Access & Other 12,869 12,330 35,677 37,045
Maintenance and Support 11,061 13,482 33,429 38,203
Customer Operations 22,942 22,836 66,663 67,744
Corporate Operations 5,545 6,100 15,966 17,902
Wireline Operations
RLEC 4,247 4,009 12,680 11,743
Competitive Wireline 9,972 9,920 29,334 28,627
Wireline Total 14,219 13,929 42,014 40,370
Other 1,458 1,470 3,889 4,243
74,598 $                  78,684 $                  219,053 $                228,605 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 37,231 $
38.7%
41,520 $
39.6%
108,087 $
38.4%
122,886 $
Wireline Operations
RLEC 11,017
72.2%
11,069
73.4%
33,423
72.5%
32,692
Competitive Wireline 5,365
35.0%
6,059
37.9%
15,255
34.2%
18,888
Wireline Total 16,382
53.5%
17,128
55.2%
48,678
53.7%
51,580
Other
(1,280) (1,347) (3,342) (3,822)
52,333 $
41.2%
57,301 $
42.1%
153,423 $
41.2%
170,644 $
Capital Expenditures
Wireless PCS Operations 9,514 $                    31,334 $                  31,470 $                   61,703 $
Wireline Operations
RLEC 2,236 3,918 6,741 11,519
Competitive Wireline 2,831 5,200 11,576 17,613
Wireline Total 5,067 9,118 18,317 29,132
Other 2,459 974 5,512 7,321
17,040 $                  41,426 $                  55,299 $                   98,156 $
Adjusted EBITDA less Capital Expenditures
(a non-GAAP measure)
Wireless PCS Operations 27,717 $                  10,186 $                  76,617 $                   61,183 $
Wireline Operations
RLEC 8,781 7,151 26,682 21,173
Competitive Wireline 2,534 859 3,679 1,275
Wireline Total 11,315 8,010 30,361 22,448
Other (3,739) (2,321) (8,854) (11,143)
35,293 $                  15,875 $                  98,124 $                   72,488 $
(before depreciation & amortization, accretion of  asset  retirement obligations, non-cash compensation, voluntary  early  retirement  program charges and secondary offering cost, a non-GAAP Measure)